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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

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                                     FORM 8-K
                                  CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 10, 1998

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                           CONCENTRA MANAGED CARE, INC.
              (Exact name of Registrant as specified in its charter)


         DELAWARE                     000-22751                04-3363415
     (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

      312 UNION WHARF
   BOSTON, MASSACHUSETTS                                              02109
   (Address of principal                                            (Zip code)
     executive offices)


         Registrant's telephone number, including area code:  (617) 367-2163

                                    NOT APPLICABLE
                    (former address if changed since last report)

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ITEM 5.  OTHER EVENTS

     See the press release attached hereto as Exhibit 99.1 dated February 10, 1998 announcing that the Registrant signed a letter of intent with Preferred Payment Systems, Inc. for a proposed merger.

     See the press release attached hereto as Exhibit 99.1 dated February 11, 1998 announcing that the Registrant elected Daniel J. Thomas to the Board of Directors of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS
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     99.1      Press Release of the Registrant dated February 10, 1998

     99.2      Press Release of the Registrant dated February 11, 1998

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        CONCENTRA MANAGED CARE, INC.
                                        (Registrant)



                                        By: /s/ Richard A. Parr II
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                                        Name:  Richard A. Parr II
                                        Title: Executive Vice President and
                                               General Counsel

Date:     February 18, 1998

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                                  INDEX TO EXHIBITS


EXHIBIT
NUMBER
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 99.1      Press Release of Registrant dated February 10, 1998

 99.2      Press Release of Registrant dated February 11, 1998